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                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

                              ---------------

                                 FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                     Date of Report: October 17, 1995
                     (Date of earliest event reported)

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                          FEDERAL EXPRESS CORPORATION
            (Exact name of registrant as specified in its charter)

                                   Delaware
                           (State of Incorporation)

              1-7806                                71-0427007
       (Commission File Number)         (IRS Employer Identification No.)


             2005 Corporate Avenue, Memphis, Tennessee  38132
                 (Address of principal executive offices)

    Registrant's Telephone Number, including area code: (901) 369-3600

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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         (c)  Exhibits.

     The following documents are being filed in connection with, and incorporated by reference in, the Registrant's Registration Statement on Form S-3 No. 33-56569, which was declared effective July 26, 1995.

Exhibit         Description of Exhibit
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23(b)           Consent of Dewey Ballantine, special counsel for the Pass
                Through Trustee

25(a)           Form T-1 Statement of Eligibility under the Trust
                Indenture Act of 1939, as amended, of The Chase Manhattan Bank (National Association), as Indenture Trustee and Pass Through Trustee


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 FEDERAL EXPRESS CORPORATION


                                 By:  /s/  ALAN B. GRAF, JR.
                                     ---------------------------------
                                       Alan B. Graf, Jr.
                                       Senior Vice President and Chief
                                       Financial Officer
                                       (principal financial officer)

Dated:  October 18, 1995



                                 EXHIBIT INDEX


Exhibit         Description of Exhibit
-------         ----------------------

23(b)           Consent of Dewey Ballantine, special counsel for the Pass
                Through Trustee

25(a)           Form T-1 Statement of Eligibility under the Trust
                Indenture Act of 1939, as amended, of The Chase Manhattan Bank (National Association), as Indenture Trustee and Pass Through Trustee